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                                                                  Exhibit 10.46
                                                                  -------------

                                ADDENDUM VII
                                     TO
                      SPRINT PCS MANAGEMENT AGREEMENT

                         Dated as of March 30, 2001


Manager: TEXAS TELECOMMUNICATIONS, LP

Service Area BTAs:

Flagstaff, AZ # 144                                  Abilene, TX # 3
Phoenix, AZ # 347 (Navajo County, AZ)                Amarillo, TX # 13
Prescott, AZ # 362                                   Eagle Pass, TX #121
Grand Junction, CO # 168                             El Paso, TX # 128
Pueblo, CO # 366                                     Laredo, TX #242
Albuquerque, NM # 8                                  Lubbock, TX # 264
Carlsbad, NM # 68                                    Midland, TX # 296
Farmington, NM-Durango, CO # 139                     Odessa, TX # 327
Gallup, NM # 162                                     San Angelo, TX # 400
Las Cruces, NM # 244
Roswell, NM #386
Santa Fe, NM # 407

Expansion Service Area BTAs:

Las Vegas, AZ # 245 (portion of Mohave County)
Colorado Springs, CO # 89 (portion of El Paso County)
Phoenix, AZ # 347 (portion of Maricopa and Pinal County)
Clovis, NM #87
Sierra Vista-Douglas, AZ # 420
Hobbs, NM # 191
Tucson, AZ # 447 (portion of Pima County)
Big Spring, TX # 40
Yuma, AZ #486
El Centro-Calexico, CA # 124
San Diego, CA # 402 (portion of San Diego County)


         This Addendum VII (this "Addendum") contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of December 23, 1999 by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of December 23, 1999, that certain Addendum II entered into as of February 3, 2000, that certain Addendum III entered into as of April 25, 2000, that certain Addendum IV entered into as of June 23, 2000, that certain Addendum V entered into as of January 31, 2001, and that certain Addendum VI entered into as of February 14, 2001 (the "Management Agreement").

         The terms and provisions of the Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement and all prior addenda continue in full force and effect.

         Capitalized terms used and not otherwise defined in this Addendum have the meaning ascribed to them in the Schedule of Definitions. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.


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         The Management Agreement is modified as follows:

1. Use of Loan Proceeds. Sprint PCS is entering into that certain Amended and Restated Consent and Agreement with Citicorp USA, Inc., dated as of March 30, 2001 ("Citicorp") (which Amended and Restated Consent and Agreement, as amended and modified from time to time, is referred to as the "Consent and Agreement") to enable Manager to obtain a loan (the "Loan") from Citicorp, its successors, and other lenders who from time to time are parties to the Consent and Agreement (collectively, the "Lenders"). Manager agrees that notwithstanding the permitted uses of the proceeds of the Loan, it will not use the proceeds from the Loan or any other loan, extension of credit or other obligation to which the Consent and Agreement relates, for any purpose other than to (a) construct and operate the Service Area Network within the Service Area (as may be amended from time to time) as contemplated under the Management Agreement, (b) pay the cash portion of the merger consideration to the Target (as defined in that certain Commitment Letter dated March 9, 2001, between Citicorp North America, Inc., Salomon Smith Barney, Inc., TD Securities (USA) Inc., Export Development Corporation and Alamosa Holdings, Inc. (the "Commitment Letter")), (c) refinance existing indebtedness under the Southwest Facility (as that term is defined in the Commitment Letter), and (d) pay the Transaction Costs (as that term is defined in the Commitment Letter).

2. Definition of "Other Parties". The parties agree to amend the definition of "Other Parties" to include Southwest PCS, L.P., an Oklahoma limited partnership.

3. Revised Financing Plan. Exhibit 1.7 attached to this Addendum supersedes and replaces in it entirety Exhibit 1.7 attached to the Management Agreement.

4. Reaffirmation of Sprint Agreements. Each of the undersigned reaffirms in their entirety, together with the respective rights and obligations thereunder, the Management Agreement, the Services Agreement and the License Agreements.

5. Counterparts. This Addendum may be executed in two or more counterparts, each of which shall constitute an original but all which when taken together shall constitute but one agreement.

         [the remainder of this page was intentionally left blank]

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         IN WITNESS WHEREOF, the parties have caused this Addendum VII to be executed as of the date first above written.

                           SPRINT SPECTRUM L.P.


                           By:  /s/  Thomas E. Mateer
                           -----------------------------------
                                     Thomas E. Mateer
                                     Vice President - Affiliations


                           WIRELESSCO, L.P.


                           By:  /s/  Thomas E. Mateer
                           -----------------------------------
                                     Thomas E. Mateer
                                     Vice President - Affiliations


                           SPRINT COMMUNICATIONS
                           COMPANY, L.P.


                           By:  /s/  Ed Mattix
                           -----------------------------------------
                                     Ed Mattix,
                                     Senior Vice President - Public Affairs

                           TEXAS TELECOMMUNICATIONS, LP
                           a Texas limited partnership

                           By:      ALAMOSA DELAWARE GP, L.L.C.
                                    a Delaware limited liability company,
                                    as the sole general partner


                                    By:        /s/  David E. Sharbutt
                                             ----------------------------
                                             David E. Sharbutt
                                             President

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